February 28, 1997


Report to Fellow Shareholders:

       Reflecting  the  conservative  nature  and  style  of
Nicholas Equity Income Fund, total return for 1996 was 15.90%, with distributions reinvested. Net assets at December 31, 1996, were $20.6 million, and the net asset value per share was $12.27. The table below compares the Nicholas Equity Income Fund with the Standard and Poor's 500 stock index and the Lehman Brothers Intermediate Corporate Bond Index for the time period ended December 31, 1996.


                                 One Year Total Return
                                 ---------------------
Nicholas Equity Income Fund
  (Distributions Reinvested)            +15.90%
Standard & Poor's 500 Index
  (Income Reinvested)                   +22.95%
Lehman Brothers Intermediate
Corporate Bond Index
  (Includes Income)                     +3.97%


     *Total  returns are historical and include  change
     in  share  price and reinvestment of dividend  and
     capital  gain distributions.  Past performance  is
     no guarantee of  future results.  Principal value,
     share price, yield and return will fluctuate so an
     investment,  when redeemed, may be worth  more  or
     less  than  original  cost.  Since  inception   on
     November 23, 1993, the average annual total return
     of  the Fund is 11.80%.  For the nine months ended
     December  31, 1996, the adviser absorbed  expenses
     of  approximately  0.28%.   Otherwise,  the  yield
     would have been 3.52% and returns would have been lower.

      To repeat our goals for Nicholas Equity Income Fund, management plans to produce a dividend yield in excess of what the S&P 500 returns (currently 1.9%) through investment in a diversified list of bonds and stocks. As of December 31, the 30-day annualized yield was 3.80%*. At the same time, with a majority of portfolio assets in equities, we hope to accrue a reasonable amount of capital appreciation. At year-end, approximately 9% of assets were in cash, 10% in bonds and 81% in stocks and convertible securities. With this portfolio alignment we expect less volatility in share price than with our growth funds.

      Effective February 12, 1996, Nicholas Company, Inc., the adviser to the Fund, decided to absorb expenses in excess of 0.90% of average net assets. This decision should place the Fund's expense ratio more in line with our other funds and significantly below the average of all the funds in the equity income fund category

     Thank you for your interest in Nicholas Equity Income
Fund.

                               Sincerely,

                           /s/ Albert O. Nicholas
                           ----------------------
                               Albert O. Nicholas
                               President